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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 29, 2000, with respect to the financial statements of the Spokane District (wholly owned by Sprint Spectrum L.P.), included in Amendment No. 7 to the Registration Statement (Form S-1
No. 333-32236) and related Prospectus of UbiquiTel Inc. related to the issuance of common stock.


                                          Ernst & Young LLP


Kansas City, Missouri
June 5, 2000